Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

I, William E. Siwek, Chief Executive Officer of TPI Composites, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the report on Form 10-K of TPI Composites, Inc. for the fiscal year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TPI Composites, Inc.

Date: February 25, 2022	By:	/s/ William E. Siwek
William E. Siwek
Chief Executive Officer
(Principal Executive Officer)